Exhibit 10.8

EXECUTION VERSION

EXCHANGE AGREEMENT
THIS EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of July 26, 2021, by and between Robinhood Markets, Inc., a Delaware corporation (the “Company”), and the stockholders of the Company listed on Exhibit A hereto (collectively, “Exchange Stockholders”). Each of the foregoing parties is referred to herein as a “Party” and collectively as the “Parties”.
WHEREAS, in connection with the Company’s initial public offering of one or more classes of its stock, par value $0.0001, in the public securities market (the “IPO”), the Company’s board of directors (the “Board”), at a meeting duly called and held prior to the date hereof, determined it to be advisable and in the best interests of the Company and its stockholders for the Company to implement a multi-class common stock structure (the “Multi-Class Structure”) comprised of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), entitling holders thereof to one (1) vote per share, Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), entitling holders thereof to ten (10) votes per share, and Class C Common Stock, par value $0.0001 per share, entitling holders thereof to (0) zero votes per share, with such Multi-Class Structure to take effect pursuant to the Amended and Restated Certificate of Incorporation (as defined below) immediately prior to the completion of the IPO;
WHEREAS, in connection with the IPO, the Board, at a meeting duly called and held prior to the date hereof, and the stockholders of the Company, acting by written consent in lieu of a meeting prior to the date hereof, approved an Amended and Restated Certificate of Incorporation of the Company (the “Amended and Restated Certificate of Incorporation”), which provides, among other things, that each share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), issued and outstanding or held as treasury stock immediately prior to the effectiveness of the filing of the Amended and Restated Certificate of Incorporation (the “Effective Time”) will, automatically and without further action by any stockholder, be reclassified as, and become, one (1) share of Class A Common Stock;
WHEREAS, the Exchange Stockholders hold or will hold shares of Common Stock as of immediately prior to the Effective Time and all such shares of Common Stock will be reclassified as shares of Class A Common Stock pursuant to the Amended and Restated Certificate of Incorporation at the Effective Time;
WHEREAS, as part of the Company’s implementation of the Multi-Class Structure, the Board, at a meeting duly called and held prior to the date hereof, determined it to be advisable and in the best interests of the Company and its stockholders, and the stockholders of the Company, acting by written consent in lieu of a meeting prior to the date hereof, approved, for each share of Class A Common Stock held by the Exchange Stockholders at the Effective Time to automatically be exchanged for one (1) share of Class B Common Stock immediately following the Effective Time;
WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, the Parties desire to effect the Exchange (as defined below); and
WHEREAS, the Parties intend that no gain or loss will be recognized in the Exchange pursuant to Sections 368(a)(1)(E) and/or 1036 of the Internal Revenue Code of 1986, as amended (the “Code”), and this Agreement shall constitute a “plan of reorganization” within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a).

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the Parties agree as follows:
ARTICLE I
EXCHANGE AND ISSUANCE OF CLASS B COMMON STOCK
I.1.Exchange of Class A Common Stock.
(a)Subject to the terms and conditions of this Agreement, immediately following the Effective Time, each Exchange Stockholder shall be deemed to have automatically transferred to the Company the shares of Class A Common Stock held by such Exchange Stockholder as set forth on Exhibit A hereto (the “Class A Shares”) and the Company shall issue to each Exchange Stockholder shares of Class B Common Stock (the “Class B Shares”), at an exchange ratio of one (1) Class A Share for one (1) Class B Share (the “Exchange”). The number of Class A Shares to be transferred and the number of Class B Shares to be received in the Exchange by each Exchange Stockholder are as set forth on Exhibit A hereto.
(b)Concurrently herewith, each Exchange Stockholder is delivering to the Company such instruments of transfer or other documentation as may be reasonably required to evidence that the shares of Common Stock (which will automatically be reclassified as Class A Common Stock pursuant to the Amended and Restated Certificate of Incorporation at the Effective Time) have been duly transferred to the Company to be held in escrow until the Effective Time and such documents are automatically released without further action by the Company or such Exchange Stockholder at the Effective Time. Each Exchange Stockholder agrees to execute such further documentation as the Company may reasonably request, whether before or after the Effective Time, to document or perfect such transfer of shares of Common Stock to the Company.
I.2.Effective Time of the Exchange.
(a)The Exchange shall occur and be deemed effective without any further action by the Company or the Exchange Stockholders immediately following the Effective Time and prior to the consummation of the sale of the shares of the Company’s capital stock in the IPO.
(b)Upon the effectiveness of the Exchange, the Company shall deliver (or shall cause its transfer agent to deliver) to each Exchange Stockholder such documentation as may be reasonably required to evidence that the Class B Shares have been duly issued and delivered to such Exchange Stockholder.
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE EXCHANGE STOCKHOLDERS
Each Exchange Stockholder hereby represents and warrants to the Company, with respect to the transactions contemplated hereby, as follows:

II.1.Ownership; Authority. As of the Effective Time, such Exchange Stockholder will be the beneficial and legal owner of the Class A Shares exchanged hereunder, free and clear of all liens, encumbrances and restrictions (except for restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the governing documents of the Company (including the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company that will become effective immediately following the Effective Time (the “Amended and Restated Bylaws”)), that certain voting agreement among the Exchange Stockholders, and certain of their affiliates and the Company, dated as of July 26, 2021 (the “Voting Agreement”), or any other agreements to which such Exchange Stockholder and the Company are a party). Such Exchange Stockholder has the full right, power and authority to enter into this Agreement and to transfer, convey and exchange the Class A Shares in accordance with this Agreement. Assuming the due authorization, execution and delivery by the Company, this Agreement constitutes a valid and binding agreement of such Exchange Stockholder, enforceable against such Exchange Stockholder in accordance with its terms (subject to applicable bankruptcy, insolvency, examinership, fraudulent transfer, reorganization, liquidation, dissolution, moratorium and other similar laws affecting or relating to creditors’ rights generally and subject to general principles of equity). Upon consummation of the Exchange contemplated hereby, the Company will acquire from such Exchange Stockholder good and marketable title to the Class A Shares, free and clear of any and all liens, encumbrances and restrictions (except for restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the governing documents of the Company (including the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws) or any other agreements to which such Exchange Stockholder and the Company are a party, and subject to applicable bankruptcy, insolvency, examinership, fraudulent transfer, reorganization, liquidation, dissolution, moratorium and other similar laws affecting or relating to creditors’ rights generally and subject to general principles of equity).
II.2.Governmental Authorization. The execution and delivery by such Exchange Stockholder of this Agreement and the effectiveness of this Agreement require no consent of, or action by or in respect of, or filing with, any governmental authority on the part of such Exchange Stockholder (excluding, for the avoidance of doubt, the filing by the Company of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware). For purposes of this Agreement, “governmental authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency or official, including any political subdivision thereof.
II.3.Noncontravention. The execution, delivery and performance by such Exchange Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) violate any governing document, including any trust agreement, applicable to such Exchange Stockholder, (b) subject to the consents, actions and filings referred to in Section 2.2, violate any provision of, or result in the breach of, any applicable law, (c) require any consent or other action under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of such Exchange Stockholder or to the loss of any benefit to which such Exchange Stockholder is entitled under any provision of any agreement or other instrument binding upon such Exchange Stockholder or (d) result in the creation or imposition of any lien on such Exchange

Stockholder’s Class A Shares, other than restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the governing documents of the Company (including the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws), the Voting Agreement or any other agreements to which such Exchange Stockholder and the Company are a party.
II.4.Restricted Securities; Rule 144. Such Exchange Stockholder understands that the Class B Shares are characterized as “restricted securities” under the Securities Act of 1933, as amended (“Securities Act”), because such shares are being acquired from the Company in a transaction not involving a public offering within the meaning of the Securities Act and in exchange for shares acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and the rules and regulations promulgated thereunder, the Class B Shares may be resold without registration under the Securities Act only in certain limited circumstances, and subject to the restrictions under the Amended and Restated Certificate of Incorporation and in compliance with all applicable state securities laws. Such Exchange Stockholder understands and hereby acknowledges that the Class B Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is otherwise available and resold in compliance with all applicable state securities laws. Such Exchange Stockholder is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resales of shares purchased in a transaction not involving a public offering, subject to the satisfaction of certain conditions.
II.5.Legends. It is understood that each certificate or book entry position representing the Class B Shares, and any securities issued in respect thereof or exchange therefor, shall bear a legend in substantially the following form (in addition to any legend required under applicable non-U.S. or state securities laws or agreements to which such Exchange Stockholder is a party):
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY NON-U.S. OR STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE THEREWITH. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION COMPLIES WITH THE ACT AND ANY APPLICABLE NON-U.S. OR STATE SECURITIES LAWS.
THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE ISSUER CURRENTLY IN EFFECT (THE “ORGANIZATIONAL DOCUMENTS”), WHICH, AMONG OTHER THINGS, SPECIFY CERTAIN ACTIONS OR TRANSACTIONS THAT WOULD RESULT IN THE AUTOMATIC CONVERSION OF SUCH SECURITIES INTO SHARES OF CLASS A COMMON STOCK. COPIES OF THE ORGANIZATIONAL DOCUMENTS MAY BE OBTAINED FROM THE ISSUER UPON REQUEST.”

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company hereby represents and warrants to each Exchange Stockholder, with respect to the transactions contemplated hereby, as follows:
III.1.Corporate Existence. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.
III.2.Due Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, including the issuance and delivery of the Class B Shares, are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company and the Company’s stockholders. Assuming the due authorization, execution and delivery by each Exchange Stockholder, this Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, examinership, fraudulent transfer, reorganization, liquidation, dissolution, moratorium and other similar laws affecting or relating to creditors’ rights generally and subject to general principles of equity).
III.3.Governmental Authorization. The execution and delivery by the Company of this Agreement and the effectiveness of this Agreement require no consent of or action by or in respect of, or filing with, any governmental authority, other than the filing by the Company of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.
III.4.Noncontravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) violate any provision of the governing documents of the Company (including the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws), (b) subject to the consents, actions and filings referred to in Section 3.3, violate any provision of, or result in the breach of, any applicable law, (c) require any consent of or other action by any person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company or to the loss of any benefit to which the Company is entitled under any provision of any agreement or other instrument binding upon the Company or (d) result in the creation or imposition of any lien on the Class B Shares other than as set forth or contemplated by this Agreement, the governing documents of the Company (including the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws), the Voting Agreement or any other agreements to which such Exchange Stockholder and the Company are a party.
III.5.Valid Issuance of Shares. The Class B Shares, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable. At the Effective Time, the Class B Shares shall have the rights, powers, restrictions, privileges and preferences set forth in the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws.

ARTICLE IV
EFFECTIVENESS
IV.1.Effectiveness. This Agreement shall become effective concurrently with the Effective Time.
ARTICLE V
GENERAL PROVISIONS
V.1.Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware without regard to principles of conflicts of law thereof.
V.2.Successors and Assigns. No Party may assign its rights or delegate its obligations under this Agreement without the prior written consent of the other Parties. Subject to the immediately preceding sentence, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the Parties.
V.3.Entire Agreement; Amendment. Other than the rights, restrictions and preferences provided for the Class B Common Stock pursuant to the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, this Agreement, including the exhibits attached hereto, constitutes the full and entire understanding and agreement between the Parties with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be amended or modified other than by a written instrument signed by each Party, and no term hereof may be waived other than by a written instrument signed by the Party sought to be charged with such waiver.
V.4.Counterparts. This Agreement may be executed in counterparts (including by facsimile, electronic or .pdf transmission), each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.
V.5.Tax Consequences. The Parties intend that no gain or loss will be recognized in the Exchange pursuant to Sections 368(a)(1)(E) and/or 1036 of the Code. The Parties adopt this Agreement as a plan of reorganization within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding the foregoing, each Exchange Stockholder has reviewed with its/his own tax advisors the federal, state, local and foreign tax consequences of the Exchange, the investment in the Class B Shares and the transactions contemplated by this Agreement. Each Exchange Stockholder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents in connection with the transactions contemplated hereby, except for the representations and warranties of the Company expressly set forth in Article III.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first above written.
ROBINHOOD MARKETS, INC.

By:     /s/ Jason Warnick
Name:    Jason Warnick
Title:     Chief Financial Officer

Vladimir Tenev

By:    /s/ Vladimir Tenev
Name:    Vladimir Tenev
Title:     Co-Founder, Chief Executive Officer and President

Butterfly Management LLC

By:    /s/ Jed Clark
Name:    Jed Clark
Title:     Authorized Signor

Surfboard Management LLC

By:    /s/ Jed Clark
Name:    Jed Clark
Title:     Authorized Signor

The Tenev 2017 Irrevocable Trust

By:    /s/ Yasser Ansari
Name:    Yasser Ansari
Title:     Trustee

Baiju Bhatt

By:    /s/ Baiju Bhatt
Name:    Baiju Bhatt
Title:     Co-Founder, Chief Creative Officer

The Baiju Prafulkumar Bhatt Living Trust, dated 11/30/17

By:    /s/ Baiju Bhatt

Name:    Baiju Bhatt
Title:     Trustee

The Baiju Prafulkumar Bhatt Grantor Retained Annuity Trust, dated October 4, 2018

By:    /s/ Baiju Bhatt
Name:    Baiju Bhatt
Title:     Trustee

The Baiju P. Bhatt 2021 GRAT Agreement, dated March 31, 2021

By:    /s/ Baiju Bhatt
Name:    Baiju Bhatt
Title:     Trustee

The Baiju P. Bhatt 2021 Family Trust Agreement, dated March 31, 2021

By:    /s/ Baiju Bhatt
Name:    Baiju Bhatt
Title:     Trustee

EXHIBIT A

Exchange Stockholder	Number of Shares of Class B Common Stock to be Issued	Number of Shares of Class A Common Stock to be Exchanged
Vladimir Tenev	51,584,956	51,584,956
Butterfly Management LLC	1,408,450	1,408,450
Surfboard Management LLC	2,414,875	2,414,875
The Tenev 2017 Irrevocable Trust	9,669,342	9,669,342
Baiju Bhatt	-	-
The Baiju Prafulkumar Bhatt Living Trust, dated 11/30/17	60,791,600	60,791,600
The Baiju Prafulkumar Bhatt Grantor Retained Annuity Trust, dated October 4, 2018	1,720,944	1,720,944
The Baiju P. Bhatt 2021 GRAT Agreement, dated March 31, 2021	2,000,000	2,000,000
The Baiju P. Bhatt 2021 Family Trust Agreement, dated March 31, 2021	565,079	565,079
Total:	130,155,246	130,155,246